Fair Value of Financial Instruments	12 Months Ended
Sep. 30, 2017
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
Consolidated Balance Sheets are summarized as follows:

	September 30, 2017
	Level 1	Level 2	Level 3	Fair Value	Carrying Amount
Total debt	$—	$5,839.0	$92.0	$5,931.0	$5,705.1

	September 30, 2016
	Level 1	Level 2	Level 3	Fair Value	Carrying Amount
Asset-based loans, included in prepaid expenses and other current assets	$—	$—	$33.3	$33.3	$33.3
Total debt	—	5,639.9	121.9	5,761.8	5,465.6
The carrying value of cash and cash equivalents, receivables and payables approximate fair value due to their short duration and, accordingly, they are not presented in the tables above. The fair value of debt set forth above is generally based on quoted or observed market prices.
Valuation Methodology
Asset-based loans
The fair value of the asset-based loans originated by Salus approximate their net carrying value. Such loans carry a variable rate that are typically revolving in nature and can be settled at the demand of either party. Nonaccrual loans are considered impaired for reporting purposes and are measured and recorded at fair value on a non-recurring basis. As the loans are collateral dependent, Salus measures such impairment based on the estimated fair value of eligible proceeds. This is generally based on estimated market prices, which may be obtained from a variety of sources, including in certain instances from appraisals prepared by third parties. The impaired loan balance represents those nonaccrual loans for which impairment was recognized during the year.